EXHIBIT 99.1

FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

TEAL SUPPLY CO. d/b/a TRIUMPH DRILLING TOOLS, INC.

Independent Auditors’ Report

Balance Sheets

Statements of Income

Statements of Changes in Stockholders’ Equity

Statements of Cash Flows

Notes to Financial Statements

Supplemental Information

INDEPENDENT AUDITORS’ REPORT

Flotek Industries, Inc. &

Teal Supply Co. d/b/a

Triumph Drilling Tools, Inc.

We have audited the accompanying balance sheets of Teal Supply Co. d/b/a Triumph Drilling Tools, Inc. (the Company), an S Corporation, as of September 30, 2006 and December 31, 2005, and the related statements of income, changes in stockholder’s equity, and cash flows for the nine months ended September 30, 2006 and the year ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

As described in Note 12 to the financial statements, the Company has restated its December 31, 2005 financial statements to conform with accounting principles generally accepted in the United States of America.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Teal Supply Co. d/b/a Triumph Drilling Tools, Inc. as of September 30, 2006 and December 31, 2005 and the results of its operations and its cash flows for the periods then ended in conformity with principles generally accepted in the United States of America.

As more fully discussed in Note 13 to the financial statements, subsequent to the issuance of the Company’s financial statements and our report thereon dated December 15, 2006, the Company changed its method of recognizing revenue for unbilled receivables in 2006 and 2005.

/s/ Elms, Faris & Company, LLP

Midland, Texas

December 15, 2006, except as to the sixth paragraph above and Note 13, which are as of March 9, 2007.

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

TABLE OF CONTENTS

Page
Independent Auditors’ Report

Balance Sheets	1

Statements of Income	2

Statements of Changes in Stockholder’s Equity	3

Statements of Cash Flows	4

Notes to Financial Statements	5

Supplemental Information

Supplemental Schedules of General and Administrative Expenses	15

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

BALANCE SHEETS

SEPTEMBER 30, 2006 AND DECEMBER 31, 2005

ASSETS

	RESTATED 2006	RESTATED 2005

CURRENT ASSETS
Cash and Cash Equivalents	$47,509	$143,209
Accounts Receivable -Trade, Net of Allowance of $47,542 and $0 in 2006 and 2005, Respectively	2,910,795	2,727,318
Employee Loans	23,180	22,429
Inventory	952,041	553,464
Equipment Deposits	166,800	60,000
Prepaid Expenses and Other Current Assets	372,625	148,248

TOTAL CURRENT ASSETS	4,472,950	3,654,668

PROPERTY AND EQUIPMENT, AT COST	10,705,261	8,557,786
Less: Accumulated Depreciation	(4,714,637)	(3,978,923)

NET PROPERTY AND EQUIPMENT	5,990,624	4,578,863

OTHER ASSETS
Employee Notes Receivable	23,820	—

TOTAL OTHER ASSETS	23,820	—

TOTAL ASSETS	$10,487,394	$8,233,531

LIABILITIES AND STOCKHOLDER‘S EQUITY

	RESTATED 2006	RESTATED 2005
CURRENT LIABILITIES
Accounts Payable - Trade	$938,279	$368,028
Accrued Liabilities	693,310	444,520
Current Maturities of Notes Payable	2,289,875	2,031,291

TOTAL CURRENT LIABILITIES	3,921,464	2,843,839

LONG-TERM LIABILITIES
Notes Payable	2,809,385	2,530,575

TOTAL LONG-TERM LIABILITIES	2,809,385	2,530,575

TOTAL LIABILITIES	6,730,849	5,374,414

STOCKHOLDER’S EQUITY
Common Stock, $1 Par Value; 1,000 Shares Authorized 1,000 Shares Issued and Outstanding	1,000	1,000
Additional Paid In Capital	327,825	327,825
Retained Earnings	3,427,720	2,530,292

TOTAL STOCKHOLDER’S EQUITY	3,756,545	2,859,117

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$10,487,394	$8,233,531

The accompanying notes are an integral part

of these financial statements.

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

STATEMENTS OF INCOME

FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2006

AND THE YEAR ENDED DECEMBER 31, 2005

	RESTATED 2006	RESTATED 2005

SALES	$11,443,544	$12,546,694

COST OF GOODS SOLD
Rentals, Sub-Rentals and Services	1,949,723	1,603,633
Labor	2,686,752	3,084,743
Tooling and Supplies	1,174,278	1,203,008
Overhead	512,142	632,476
Depreciation	1,038,398	1,134,375

TOTAL COST OF GOODS SOLD	7,361,293	7,658,235

GROSS PROFIT	4,082,251	4,888,459

GENERAL AND ADMINISTRATIVE EXPENSES	2,514,006	2,849,303

INCOME FROM OPERATIONS	1,568,245	2,039,156

OTHER INCOME (EXPENSE)
Interest Income	950	11
Gain on Sale of Assets	53,307	75,609
Miscellaneous Income (Expense), Net	20,624	21,213
Interest Expense	(236,524)	(232,692)

TOTAL OTHER INCOME (EXPENSE)	(161,643)	(135,859)

NET INCOME	$1,406,602	$1,903,297

The accompanying notes are an integral part

of these financial statements.

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2006

AND THE YEAR ENDED DECEMBER 31, 2005

	Common Stock		Additional Paid-in Capital	RESTATED Retained Earnings	RESTATED Total
Balance at January 1, 2005 as Previously Reported	1,000	$1,000	$327,825	$2,001,192	$2,330,017
Prior Period Adjustments	—	—	—	(603,558)	(603,558)

Balance at January 1, 2005 as Restated	1,000	1,000	327,825	1,397,634	1,726,459
Distributions, as Restated	—	—	—	(770,639)	(770,639)
Net Income, as Restated	—	—	—	1,903,297	1,903,297

Balance at December 31, 2005 as Restated	1,000	1,000	327,825	2,530,292	2,859,117
Distributions	—	—	—	(509,174)	(509,174)
Net Income, as Restated	—	—	—	1,406,602	1,406,602

Balance at September 30, 2006 as Restated	1,000	$1,000	$327,825	$3,427,720	$3,756,545

The accompanying notes are an integral part

of these financial statements.

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

STATEMENTS OF CASH FLOWS

FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2006

AND THE YEAR ENDED DECEMBER 31, 2005

	RESTATED 2006	RESTATED 2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,406,602	$1,903,297
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation	1,053,798	1,152,699
Gain on Sale of Assets	(53,307)	(75,609)
Changes in Assets and Liabilities:
(Increase) in Trade Receivables	(183,477)	(847,539)
(Increase) in Inventories	(398,577)	(501,106)
(Increase) in Prepaid Expenses and Employee Loans	(225,128)	(148,248)
(Increase) in Equipment Deposits	(106,800)	(60,000)
Increase (Decrease) in Accounts Payable	570,251	(1,317,119)
Increase in Accrued Liabilities	248,790	205,780

NET CASH PROVIDED BY OPERATING ACTIVITIES	2,312,152	312,155

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from Sale of Property and Equipment	266,285	169,903
Capital Expenditures for Property and Equipment	(2,678,537)	(2,142,437)

NET CASH USED IN INVESTING ACTIVITIES	(2,412,252)	(1,972,534)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of Employee Notes Receivable	(23,820)	(19,298)
Distributions to Shareholder	(509,174)	(770,639)
Proceeds from Issuance of Debt	5,509,479	9,859,582
Payments on Notes Payable	(4,972,085)	(7,271,179)

NET CASH PROVIDED BY FINANCING ACTIVITIES	4,400	1,798,466

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(95,700)	138,087

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	143,209	5,122

CASH AND CASH EQUIVALENTS, END OF PERIOD	$47,509	$143,209

SUPPLEMENTAL CASH FLOW INFORMATION
Cash Paid for Interest	$305,076	$219,170

The accompanying notes are an integral part

of these financial statements.

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006 AND DECEMBER 31, 2005

NOTE 1: NATURE OF ORGANIZATION AND OPERATIONS

Teal Supply Co. d/b/a Triumph Drilling Tools, Inc. (the “Company”) was originated in 1997, is headquartered in Corpus Christi, Texas, and is a leading regional provider of down-hole rental equipment to the oil and gas industry. The Company maintains an extensive inventory of drilling tools for lease or sublease to customers in Texas, New Mexico, Louisiana, Arkansas, and Oklahoma. Its rental products include stabilizers, drill collars, drilling jars, roller reamer parts, and other specialized drilling tools. The Company also provides bottom hole assemble design, inspection services, and other related technical services for drilling contractors, directional drilling companies, and major and independent operators.

Concentration of a significant portion of the Company’s business activity in these oil and gas related industries and in those limited geographic areas increases the Company’s vulnerability to business fluctuation associated with economic and other conditions in those industries and in those geographic areas.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company maintains its books and prepares its financial statements on the accrual basis of accounting in accordance with generally accepted accounting principles.

Income Taxes

The Company, at inception and with the consent of its shareholder, elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts

Trade accounts receivable represent amounts due from customers, net of any related allowance for doubtful accounts.

(Continued)

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006 AND DECEMBER 31, 2005

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable and Allowance for Doubtful Accounts (Continued)

Trade receivables are periodically evaluated for collection based on past credit history with customers, previous loss history, the customer’s ability to pay its obligation, and the general economy and the industry as a whole.

Inventory

Inventories consist of raw materials and certain tool components which are priced at the lower of cost (first-in, first-out) or market.

Manufacturing Overhead

An allocation of overhead expenses was made between general and administrative expenses and cost of goods sold based on management’s estimate of costs allocable to cost of goods sold. In addition, manufacturing overhead is allocated to inventory based on an estimated burden rate per hour.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets.

Maintenance, repairs and renewals, which neither materially add to the value of the property nor appreciably prolong its life, are charged to expense as incurred. Current year gains or losses on dispositions of property and equipment are included in income.

Revenue Recognition

Revenue for product sales is recognized when all of the following criteria have been met: (1) evidence of an agreement or delivery ticket exists, (2) products are shipped or services rendered to the customer and all significant risks and rewards of ownership have passed to the customer, (3) the price to the customer is fixed and determinable and (4) collectibility is reasonably assured. Accounts receivable are recorded at that time, net of any discounts. Earnings are charged with a provision for doubtful accounts based on a current review of collectibility of the accounts receivable. Accounts receivable deemed ultimately uncollectible are applied against the allowance for doubtful accounts.

Concentration of Credit Risk

The Company maintains its cash balances at various financial institutions. Accounts at those institutions are insured by the Federal Deposit Insurance Company up to $100,000. At various times during the year, the Company may have had balances in excess of the insured limit.

(Continued)

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006 AND DECEMBER 31, 2005

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123R, “Share-Based Payment.” SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values and is effective for the first interim or annual reporting period beginning after January 1, 2006. The Company adopted SFAS No. 123R effective January 1, 2006.

In December 2004, the FASB issued SFAS No. 153, “Exchanges of Nonmonetary assets – an amendment of APB Opinion No. 29.” SFAS 153 amends APB Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. SFAS No. 153 is effective for financial statements for fiscal years beginning after June 15, 2005. The Company adopted SFAS No. 153 effective January 1, 2006.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections – a replacement of APB Opinion No. 20 and FASB Statement No. 3.” SFAS 154 replaces APB Opinion 20, Accounting Changes, and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements, changes the requirements for the accounting for and reporting of a change in accounting principle, and is effective for accounting changes made in fiscal years beginning after December 15, 2005. The Company adopted SFAS No. 154 effective January 1, 2006.

In November 2004, the FASB issued SFAS No. 151, “Inventory Costs-An Amendment of ARB No. 43, Chapter 4” (SFAS No. 151). SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling cost, and wasted material (spoilage). Among other provisions, the new rule requires that items such as idle facility expense, excessive spoilage, double freight, and re-handling costs be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal” as stated ARB No. 43. SFAS No. 151 is effective for fiscal years beginning after June 15, 2005. The Company adopted SFAS No. 151 effective January 1, 2006.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those years.

The Company does not believe the adoption of SFAS Nos. 123R, 153, 154, 151 and 157 will have a significant impact on the Company’s financial position or statements of operations.

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006 AND DECEMBER 31, 2005

NOTE 3: ACCOUNTS RECEIVABLE—TRADE

Bad debt expense for related accounts receivable – trade consisted of $50,038 and $12,790 for the nine months ended September 30, 2006 and the year ended December 31, 2005, respectively.

NOTE 4: INVENTORY

The components of inventory as of September 30, 2006 and December 31, 2005 were as follows:

	September 30, 2006	December 31, 2005
Raw Materials	$708,822	$267,911
Work-in Process	243,219	285,553

	$952,041	$553,464

NOTE 5: PROPERTY AND EQUIPMENT

A summary of property and equipment cost by major asset classification, and assigned asset depreciable lives are as follows:

	September 30, 2006	December 31, 2005	Asset Depreciable Lives
Rental Tools	$8,103,131	$6,287,878	7 years
Trucks, Trailers and Automotive Equipment	635,687	918,161	3 and 7 years
Machinery and Equipment	1,665,364	1,164,379	7 and 10 years
Furniture, Office and Communications Equipment	207,941	167,979	3, 5 and 10 years
Leasehold Improvements	39,711	19,389	7 and 10 years
Construction in Process	53,427	—

	10,705,261	8,557,786
Less Accumulated Depreciation	4,714,637	3,978,923

	$5,990,624	$4,578,863

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006 AND DECEMBER 31, 2005

NOTE 6: LEASE COMMITMENTS AND TOTAL RENTAL EXPENSE

The Company conducts its operations in leased facilities under operating leases. In January 2005 the Company began leasing vehicles under open-ended master leases. The Company, as lessee, is obligated to make a fixed monthly payment for each leased vehicle. In addition, the Company is responsible for license, titles, registration fees, insurance, vehicle damages, liability and all vehicle operating costs. Additional rent, fees, and charges are due in the event of premature termination and upon expiration of each vehicle’s lease term.

In addition, the Company conducts its operations in leased facilities under operating leases.

The minimum rental commitments under the current operating leases are as follows:

Period Ending	September 30
2007	$493,971
2008	233,316
2009	103,099
2010	65,100
2011	58,500

Total	$953,986

Rental expense for the operating leases of the facilities was $147,285 for the nine months ended September 30, 2006 and $138,972 for the year ended December 31, 2005.

Vehicle lease expense was $280,352 for the nine months ended September 30, 2006 and $185,240 for the year ended December 31, 2005.

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006 AND DECEMBER 31, 2005

NOTE 7: LONG – TERM DEBT

Long-term debt as of September 30, 2006 and December 31, 2005 consisted of the following:

Description	September 30, 2006	December 31, 2005
FMC equipment note dated March 28, 2003; three-year term, payable $1,180 monthly; 5.6 % interest rate; secured by automotive equipment	$—	$5,385

American Bank equipment note dated October 17, 2003; three-year term, payable $719 monthly; 5.5% interest rate; secured by automotive equipment	716	7,009

American Bank equipment note dated November 20, 2003; three-year term, payable $821 monthly; 6% interest rate; secured by automotive equipment	—	8,697

American Bank equipment note dated December 29, 2003; three-year term, payable $862 monthly; 6% interest rate; secured by automotive equipment	2,561	10,020

American Bank equipment note dated January 31, 2004; three-year term, payable $538 monthly, including 6% interest; secured by automotive equipment and commercial security agreement	—	6,750

American Bank equipment note dated March 31, 2004; three-year term, payable $3,978 monthly, including 6% interest; secured by automotive equipment and commercial security agreement	—	34,178

American Bank equipment note dated August 20, 2004; three-year term, payable $1,986 monthly, including 6.25% interest; secured by automotive equipment and commercial security agreement and right of set-off	21,055	37,511

GMAC note dated August 17, 2004; three-year term, payable $780 monthly, including 7.50% interest; secured by truck	9,009	15,322

GMAC note dated August 17, 2004; three-year term, payable $787 monthly, including 7.50% interest; secured by truck	9,096	15,469

GMAC note dated August 17, 2004; three-year term, payable $724 monthly, including 7.50% interest; secured by truck	8,363	14,223

Whitney National Bank revolving line of credit note dated May 4, 2005; due April 30, 2006; floating rate of interest payable monthly; secured by assets pledged under terms of Commercial Business Loan Agreement and Security Agreement, shareholder life insurance policy and right of set-off; continuing guaranty of debt by sole shareholder	575,000	1,280,000

(Continued)

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006 AND DECEMBER 31, 2005

NOTE 7: LONG – TERM DEBT (Continued)

Description	September 30, 2006	December 31, 2005
FMC equipment note dated March 28, 2003; three-year term, payable $1,180 monthly; 5.6 % interest rate; secured by automotive equipment	$—	$5,385

American Bank equipment note dated October 17, 2003; three-year term, payable $719 monthly; 5.5% interest rate; secured by automotive equipment	716	7,009

American Bank equipment note dated November 20, 2003; three-year term, payable $821 monthly; 6% interest rate; secured by automotive equipment	—	8,697

American Bank equipment note dated December 29, 2003; three-year term, payable $862 monthly; 6% interest rate; secured by automotive equipment	2,561	10,020

American Bank equipment note dated January 31, 2004; three-year term, payable $538 monthly, including 6% interest; secured by automotive equipment and commercial security agreement	—	6,750

American Bank equipment note dated March 31, 2004; three-year term, payable $3,978 monthly, including 6% interest; secured by automotive equipment and commercial security agreement	—	34,178

American Bank equipment note dated August 20, 2004; three-year term, payable $1,986 monthly, including 6.25% interest; secured by automotive equipment and commercial security agreement and right of set-off	21,055	37,511

GMAC note dated August 17, 2004; three-year term, payable $780 monthly, including 7.50% interest; secured by truck	9,009	15,322

GMAC note dated August 17, 2004; three-year term, payable $787 monthly, including 7.50% interest; secured by truck	9,096	15,469

GMAC note dated August 17, 2004; three-year term, payable $724 monthly, including 7.50% interest; secured by truck	8,363	14,223

(Continued)

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006 AND DECEMBER 31, 2005

NOTE 7: LONG – TERM DEBT (Continued)

Under the revolving line of credit, the Company must maintain certain financial covenants as of the last day of each quarter, including: (i) a ratio of total liabilities to tangible net worth of not more than a 2.5 to 1.0 ratio; (ii) a current ratio of not less than 1.0 to 1.0; (iii) a ratio of cash flow to scheduled principal payments plus all accrued interest payments on funded debt of not less than 1.5 to 1.0 as measured on a rolling twelve-month basis. The Company is in compliance with its respective debt covenants at September 30, 2006 and December 31, 2005.

Maturities of long-term debt are as follows:

Period Ending	September 30
2007	$2,289,875
2008	836,953
2009	899,120
2010	852,092
2011	221,220

Total	$5,099,260

NOTE 8: RELATED PARTY TRANSACTIONS

Lease

The Company leases from the stockholder’s family trust on a ten-year lease its main office, shop and yard facilities in Corpus Christi, Texas. Lease expenses made to this trust aggregated $28,500 for the nine months ended September 30, 2006 and $27,600 for the year ended December 31, 2005.

Scheduled payments remaining at September 30, 2006 and December 31, 2005 are as follows:

Period Ending	September 30
2007	$42,000
2008	43,800
2009	44,400
2010	47,100
2011	48,000

Total	$225,300

In addition to the above stated amounts, the Company as tenant is obligated to pay property taxes and insurance as well as all repairs and maintenance except those associated with the foundation, roof, and walls.

(Continued)

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006 AND DECEMBER 31, 2005

NOTE 8: RELATED PARTY TRANSACTIONS (Continued)

Revenue

The sole shareholder of the Company has a 17% ownership in a customer’s company. The Company’s sales to that customer were $129,818 for the nine months ended September 30, 2006 and $209,690 for the year ended December 31, 2005.

The accounts receivable due from that customer were $37,957 at September 30, 2006 and $36,070 at December 31, 2005 with 90% and 85%, respectively, of the balances due outstanding less than 30 days.

NOTE 9: DISCLOSURES ABOUT THE FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial instruments consist of cash, accounts receivable, other current assets, accounts payable, and other current liabilities. The carrying amount approximates fair value due to the short maturity of these instruments.

The carrying amount of long-term debt approximates fair value, because the Company’s current borrowing rate does not materially differ from market rates for similar bank borrowings.

NOTE 10: MAJOR CUSTOMERS

For the periods ended September 30, 2006 and December 31, 2005, no one customer represented over 10% of the Company’s revenue.

NOTE 11: EMPLOYEE BENEFIT PLAN

The Company established the Triumph Drilling Tools 401(K) Profit Sharing Plan January 1, 2000. The plan covers substantially all employees who meet the eligibility requirements. Participants become fully vested in employer profit sharing contributions, employer matching contributions, and any earnings thereon after three or five years of service depending on the year end testing of the plan. There were no employer contributions for the nine months ended September 30, 2006 or for the year ended December 31, 2005.

NOTE 12: PRIOR PERIOD ADJUSTMENTS

The accompanying financial statements for 2005 have been restated to correct for errors made in 2005 and in prior years. The effect of the restatement was to decrease accumulated depreciation, rental tool assets, and prepaid expenses by $221,320, $413,740, and $91,284, respectively, and to increase accounts payable and accrued liabilities by $111,337. Retained earnings at the beginning of 2005 has been decreased by $343,800. The effect on net income in 2005 was an increase of $168,532.

(Continued)

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006 AND DECEMBER 31, 2005

NOTE 12: PRIOR PERIOD ADJUSTMENTS (Continued)

Included in the prior period adjustments are corrections of errors to: (1) correct understated rental tool assets prior to 2004 for elements of labor and overhead not being included in total manufactured rental tool cost, and (2) correct overstated rental tool assets and related accumulated depreciation prior to 2005 not being removed from the books for rental tools lost or destroyed. Other prior period adjustments made to be in accordance with accounting principles generally accepted in the United States of America were to: (3) correct rental tool inventory, accounts payable, accrued liabilities, expense for understated expense and rental tool inventory in 2005, and (4) reclassify to stockholder distributions and remove the associated prepaid expense and expense for certain promotional expenses.

The financial statements of Teal Supply Co. d/b/a Triumph Drilling Tools, Inc. as of December 31, 2005, before the restatement, were previously reviewed by other accountants whose report, dated May 11, 2006, stated that, except for the matters which are described above in items (1) and (2), they were not aware of any material modifications that should be made to the financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America. We have audited the financial statements of December 31, 2005 including the adjustments described above that were applied to restate the 2005 financial statements and believe such adjustments are appropriate and have been properly applied.

NOTE 13: CHANGE IN METHOD OF ACCOUNTING FOR UNBILLED REVENUE

Subsequent to the issuance of the Company’s financial statements dated December 15, 2006, the Company elected to change its method of recording unbilled revenue to be in compliance with the accounting policy of its acquiring company as noted in Note 14. Previously, the Company’s accounting policy had been to accrue estimated unbilled revenues for rental tools that had been delivered to and were in use by a customer, but had not been returned by the end of the month in which they were received. The new method of accounting for these unbilled revenues is to not recognize the revenue on rental tools until they are invoiced. The new method was adopted, and the comparative financial statements of prior periods have been adjusted to apply the new method retrospectively. The effect of the retrospective application of the new method was to decrease accounts receivable by $544,329 and $431,059 in 2006 and 2005, respectively, and to decrease beginning retained earnings by $431,059 and $259,758 in 2006 and 2005, respectively. The effect on net income was to decrease it by $113,270 and $171,301, for the nine-month period ending September 30, 2006 and the year ended December 31, 2005, respectively.

NOTE 14: SALE OF COMPANY

Prior to December 15, 2006, the initial date of the independent auditors’ report, the Company entered into a definitive agreement to sell the assets of the Company. The consideration for the sale of the Company’s assets consisted of cash in the amount of $31 million. The sale was consummated in January 2007.

SUPPLEMENTAL INFORMATION

TEAL SUPPLY CO. d/b/a

TRIUMPH DRILLING TOOLS, INC.

SUPPLEMENTAL SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES

FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2006

AND THE YEAR ENDED DECEMBER 31, 2005

	2006	RESTATED 2005
GENERAL AND ADMINISTRATIVE EXPENSES
Wages and Benefits	$1,320,833	$1,403,077
Selling Expenses	428,008	539,189
Other Taxes	170,724	168,986
Vehicle Expenses	167,058	165,302
Utilities and Telephone	103,264	157,356
Insurance	131,816	155,415
Office Supplies and Expenses	139,131	154,100
Rents	147,285	138,972
Travel, Meals and Entertainment	173,109	132,071
Legal and Professional Fees	78,994	75,964
Advertising, Donations and Promotion	15,193	33,368
Depreciation	15,400	18,324
Bad Debt Expense	50,038	12,790
Dues and Subscriptions	16,763	11,374
Repairs and Maintenance	3,649	4,687
Manufacturing Overhead Applied	(447,259)	(321,672)

TOTAL	$2,514,006	$2,849,303

The accompanying notes are an integral part

of these financial statements.